SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of report (Date of earliest
                                event reported):
                                February 18, 2003
                              CITA BIOMEDICAL, INC.

             (Exact name of registrant as specified in its charter)



              Delaware                                  93-0962072
              --------                                  ----------
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

             9025 Wilshire Blvd. Suite 301, Beverly Hills, CA 90211
               (Address of principal executive offices) (Zip code)
                                 (310) 550-4971
                         (Registrant's telephone number,
              including area code) (Former name, former address and
               former fiscal year, if changed since last report.)

ITEM 5. OTHER EVENTS.

CITA Biomedical, Inc. ("CITA" "Company") reported on February 12, 2003 it had received a notice of default from CITA SL for their license agreement for Detoxification and NeuroAdaptation ("DNA") Intellectual Property developed for the purpose of "resetting" the brain function of a habituated alcohol or cocaine user to its pre-habituation state. CITA stated in the 8K, dated February 12, 2003, that CITA will require significant capital investment in order to be granted use of this license agreement beyond May 9, 2003 and to return to an exclusive basis. The Company wants to state clearly there is no agreement for the DNA Intellectual Property license to be extended beyond May 9, 2003. However, there are continuing discussions with CITA SL, but no assurances can be made that if CITA were to raise significant capital the DNA Intellectual Property license would be extended or the license would be granted for exclusive use by CITA. In this interim period, the Company plans to aggressively market and sale its proprietary UROD(TM) treatment process to raise additional working capital.

If CITA is unsuccessful in raising additional capital and is unable to negotiate an extension for the DNA Intellectual Property license in all probability the Company will have to file for Chapter 11 bankruptcy protection in the very near future.

This release contains projections and other forward-looking statements regarding future events and the future financial performance of CITA that involve risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. Readers are referred to the documents filed by CITA with the SEC, specifically the most recent reports on Form 10-KSB and 10-QSB, each as it may be amended from time to time, which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in CITA's most recent reports on Form 10-KSB and Form 10-QSB, each as it may be amended from time to time. CITA's results of operations for the three and nine months ended September 30, 2002 are not necessarily indicative of CITA's operating results for future periods.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

None required.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITA BIOMEDICAL, INC.
Dated: February 18, 2003                                By: /s/ Joseph Dunn
                                                            ---------------
                                                            Joseph Dunn